SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 26, 2018

BSB BANCORP, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-35309	80-0752082
(State or Other Jurisdiction Identification No.)	(Commission File No.)	(I.R.S. Employer of Incorporation)

2 Leonard Street, Belmont, Massachusetts		02478
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 484-6700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry Into a Material Definitive Agreement

On November 26, 2018, BSB Bancorp, Inc. (“BSB Bancorp”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with People’s United Financial, Inc. (“People’s United”). The Merger Agreement provides that upon the terms and subject to the conditions set forth therein, BSB Bancorp will merge with and into People’s United, with People’s United as the surviving corporation (the “Merger”). At the effective time of the Merger (the “Effective Time”), each outstanding share of BSB Bancorp common stock, par value $0.01 per share (“BSB Bancorp Common Stock”), will be converted into the right to receive 2.0 shares (the “Exchange Ratio”) of People’s United common stock, par value $0.01 per share (“People’s United Common Stock”).

At the Effective Time, each outstanding option granted by BSB Bancorp to purchase shares of BSB Bancorp Common Stock under the BSB Bancorp stock incentive plans (the “BSB Bancorp Options”), whether vested or unvested, will be cancelled and converted automatically into the right to receive a number of shares of People’s United Common Stock equal to the quotient of (i) the product of (A) the number of shares of BSB Bancorp Common Stock subject to such BSB Bancorp Option multiplied by (B) the excess, if any, of (1) the product of (x) the Exchange Ratio and (y) the People’s United Share Closing Price (as defined below) (the “Per Share Stock Consideration”) over (2) the exercise price per share of BSB Bancorp Common Stock subject to such BSB Bancorp Option, divided by (ii) the average closing price of the People’s United Common Stock for the five full trading days preceding the effective date of the Merger (the “People’s United Share Closing Price”), net of applicable tax withholdings.

Furthermore, at the Effective Time, each other outstanding equity-based award granted by BSB Bancorp under the BSB Bancorp stock incentive plans that is not a BSB Bancorp Stock Option (the “Other BSB Bancorp Equity Awards”), whether vested or unvested, will be cancelled and converted automatically into the right to receive a number of shares of People’s United Common Stock equal to the product of (i) the number of BSB Bancorp Common Stock subject to such Other BSB Bancorp Equity Award multiplied by (ii) the Exchange Ratio, net of applicable tax withholdings.

Following the Merger, Belmont Savings Bank, a Massachusetts-chartered savings bank and a wholly owned subsidiary of BSB Bancorp, will merge with and into People’s United Bank, National Association, a national banking association and a wholly owned subsidiary of People’s United, with People’s United Bank, National Association surviving.

The Merger Agreement contains customary representations and warranties from both People’s United and BSB Bancorp, and each party has agreed to customary covenants, including, among others, covenants relating to the conduct of BSB Bancorp’s and People’s United’s businesses during the interim period between the execution of the Merger Agreement and the Effective Time and, in the case of BSB Bancorp, its obligation to call a meeting of its stockholders to adopt the Merger Agreement, its obligation, subject to certain exceptions, to recommend that its stockholders approve the Merger Agreement and the Merger, and its non-solicitation obligations relating to alternative acquisition proposals.

The completion of the Merger is subject to customary conditions, including, among others, (1) the approval of the Merger by the holders of BSB Bancorp Common Stock, (2) authorization for listing on NASDAQ Global Select Market of the shares of People’s United Common Stock to be issued in the Merger, (3) the effectiveness of the registration statement on Form S-4 for the People’s United Common Stock to be issued in the Merger, (4) the absence of any order, injunction or other legal restraint preventing the completion of the Merger or making the consummation of the Merger illegal and (5) the receipt or waiver of required regulatory approvals, including the approval of the Board of Governors of the Federal Reserve System, the Office of the Comptroller of the Currency and the Massachusetts bank regulatory authorities. Each party’s obligation to complete the Merger is also subject to certain additional customary conditions, including (i) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (ii) performance in all material respects by the other party of its obligations under the Merger Agreement and (iii) receipt by such party of an opinion from its counsel to the effect that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

The Merger Agreement provides certain termination rights for both People’s United and BSB Bancorp and further provides that a termination fee of $12.5 million will be payable by BSB Bancorp to People’s United upon termination of the Merger Agreement under certain circumstances.

The Merger Agreement was unanimously approved by the boards of both People’s United and BSB Bancorp.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which is included as Exhibit 2.1 to this Current Report on Form 8-K, which is incorporated herein by reference. The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between People’s United and BSB Bancorp instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (1) will not survive consummation of the Merger, unless otherwise specified therein, and (2) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding People’s United or BSB Bancorp, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding People’s United, BSB Bancorp, their respective affiliates or their respective businesses, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a proxy statement of BSB Bancorp and a prospectus of People’s United, as well as in the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other filings that each of People’s United and BSB Bancorp make with the Securities and Exchange Commission (the “SEC”).

Forward-Looking Statements

Certain statements contained in this filing, including financial estimates and statements as to the expected timing, completion and effects of the Merger, constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and the rules, regulations and releases of the SEC. Such forward-looking statements include, but are not limited to, (1) statements about the benefits of the Merger, including future financial and operating results, cost savings, enhanced revenues and accretion to reported earnings that may be realized from the Merger; (2) statements of plans, objectives and management expectations; (3) statements of future economic performance; and (4) statements of assumptions underlying such statements. Any statements that are not statements of historical fact, including statements containing such words as “will,” “could,” “plans,” “intends,” “expect,” “believe,” “view,” “opportunity,” “allow,” “continues,” “reflects,” “typically,” “anticipate,” “estimated,” or similar expressions, should also be considered forward-looking statements, although not all forward-looking statements contain these identifying words. Readers are cautioned not to place undue reliance on these forward-looking statements, which are based upon assumptions and the current beliefs and expectations of the management of BSB Bancorp and People’s United. These forward-looking statements are subject to known and unknown risks and uncertainties, and actual results may differ materially from those discussed in, or implied by, these forward-looking statements.

Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements include, but are not limited to, the following: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the risk that the stockholders of BSB Bancorp may not adopt the Merger Agreement; (3) the risk that the necessary regulatory approvals may not be obtained, may be delayed, or may be obtained subject to conditions that are not anticipated; (4) delays in closing the Merger or other risks that any of the closing conditions to the Merger may not be satisfied in a timely manner or at all; (5) the inability to realize expected cost savings and synergies from the Merger in the amounts or in the timeframe anticipated; (6) the diversion of management’s time from existing business operations due to time spent related to the Merger or integration efforts; (7) the inability of the parties to successfully integrate or that the integration will be more difficult, time-consuming, or costly than expected; (8) unexpected material adverse changes in the operation or earnings of either BSB Bancorp or People’s United, the real estate markets in which they operate, the local economy, or the local business environment; (9) potential litigation in connection with the Merger; (10) higher than expected transaction or other costs and expenses; and (11) higher than expected attrition of the customers or key employees of BSB Bancorp. Additional factors that could cause BSB Bancorp’s and People’s United’s results to differ materially from those described in the forward-looking statements can be found in BSB Bancorp’s and People’s United’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K filed with the SEC.

All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters and attributable to the parties or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements referenced above. Forward-looking statements speak only as of the date on which such statements are made. The parties undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events.

Important Additional Information and Where to Find It

This filing is being made in respect of the proposed merger transaction involving People’s United and BSB Bancorp. People’s United will file a registration statement on Form S-4 with the SEC, which will include a proxy statement of BSB Bancorp and a prospectus of People’s United, and each party will file other relevant documents regarding the proposed transaction with the SEC. A definitive proxy statement/prospectus will also be sent to the BSB Bancorp stockholders seeking any required stockholder approval. This filing does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Before making any voting or investment decision, investors and stockholders of BSB Bancorp are urged to carefully read the entire registration statement and proxy statement/prospectus, when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. The documents filed by People’s United and BSB Bancorp with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by People’s United may be obtained free of charge from People’s United at www.peoples.com under the tab “Investor Relations” and then under the heading “Financial Information,” and the documents filed by BSB Bancorp may be obtained free of charge from BSB Bancorp at www.belmontsavings.com under the heading “Investor Relations” and then under the tab “SEC Filings.” Alternatively, these documents, when available, can be obtained free of charge from People’s United upon written request to People’s United Financial, Inc., 850 Main Street, Bridgeport, Connecticut 06604, Attn: Investor Relations, by calling (203) 338-4581, or by sending an email to Andrew.Hersom@peoples.com or from BSB Bancorp upon written request to BSB Bancorp, 2 Leonard Street, Belmont, Massachusetts 02478 Attn: Investor Relations, by calling (617) 484-0613 or by sending an email to John.Citrano@belmontsavings.com.

Participants in the Solicitation

People’s United and BSB Bancorp and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of BSB Bancorp in favor of the approval of the Merger. Information regarding People’s United’s directors and executive officers is contained in People’s United’s Annual Report on Form 10-K for the year ended December 31, 2017 and its Proxy Statement on Schedule 14A, dated March 7, 2018, both of which are filed with the SEC. Information regarding BSB Bancorp’s directors and executive officers is contained in BSB Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2017 and its Proxy Statement on Schedule 14A, dated April 12, 2018, both of which are filed with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the registration statement and the proxy statement/prospectus when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

Item 9.01.	Financial Statements and Exhibits

(d)	The following Exhibits are filed herewith.

Exhibit No.	Description

2.1	Agreement and Plan of Merger by and between People’s United Financial, Inc. and BSB Bancorp, Inc., dated as of November 26, 2018 (incorporated by reference to Exhibit 2.1 of People’s United Financial, Inc.’s Current Report on Form 8-K (File No. 001-33326) filed with the SEC on November 29, 2018).*

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BSB BANCORP, INC.

DATE: November 29, 2018	By:	/s/ John A. Citrano
John A. Citrano
Executive Vice President and Chief Financial Officer